Corporate Overview March 2017 Real Alloy Real Alloy 3700 Park East Dr., Suite 300 Beachwood, OH 44122 www.realalloy.com Exhibit 99.2

Cautions about forward-looking statements and other notices Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates and projections about Real Industry, Inc. and its subsidiaries’ (the “Company”) businesses and prospects, as well as management’s beliefs and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about the Company’s long-term investment decisions, further acquisitions, potential de-leveraging and expansion and business strategies; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies; utilization of federal net operating loss tax carryforwards; Real Alloy’s improvements to operating efficiencies and cost of sales; auto demand in future periods; timing for hedging of commodity pricing in future periods; as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to the Company’s ability to successfully identify, consummate and integrate acquisitions and/or other businesses; changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; the difficulty of making operating and cost improvements; the Company’s ability to successfully defend against current and new litigation and indemnification matters, as well as demands by investment banks for defense, indemnity, and contribution claims; the Company’s ability to identify and recruit management; the Company’s ability to maintain the listing requirements of the NASDAQ; and other risks detailed from time to time in the Company’s SEC filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8-K. Use of Non-GAAP Financial Measures. This presentation includes references to the non-GAAP financial measures of segment earnings before interest, taxes, depreciation and amortization and, with certain additional adjustments (“Segment Adjusted EBITDA”). Management believes that Segment Adjusted EBITDA enhances the understanding of the financial performance of the operations of Real Alloy (and prior to its acquisition, the former Global Recycling and Specification Alloys business of Aleris Corporation) by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that Segment Adjusted EBITDA assists investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because Segment Adjusted EBITDA is not a measure recognized under GAAP, it is not intended to be presented herein as a substitute for net earnings (loss) as an indicator of operating performance. Segment Adjusted EBITDA is the primary performance measurement used by our senior management and Board of Directors to evaluate segment operating results. A reconciliation to the GAAP equivalent of Segment Adjusted EBITDA, net earnings (loss), is provided herein, in our Forms 10-Q filed with the SEC on May 10, 2016, August 9, 2016, and November 9, 2016, on our Form 10-K filed on March 1, 2016, on our Form 10-K filed on March 13, 2017, on our Form 8-K filed with the SEC on June 29, 2015, and in Note 4 on page S-35 of the Prospectus Supplement No. 1 dated January 29, 2015 for the rights offering as filed with the SEC.

Corporate overview Business Description & Strategy Publicly traded, NOL-rich holding company seeking well-managed and consistently profitable businesses Ticker NASDAQ: RELY Share Price $4.45 (as of 3/10/17) Market Capitalization $133 million (as of 3/10/17) Shares Outstanding 29.8 million (as of 3/10/17) Cash(1) $9.9 million (as of 12/31/16) Net Debt(2) $339.2 million (as of 12/31/16) Preferred Stock $24.9 million (carrying value as of 12/31/16) NOLs Federal NOLs of approximately $916 million begin to expire in 2027 Management & Board Stockholders and seasoned professionals with extensive experience in acquiring, building and managing successful businesses Does not include cash balance at subsidiary Real Alloy. Represents debt, less cash balances and capitalized issuance costs at subsidiary Real Alloy.

organization Real Alloy Intermediate Holding, LLC (Delaware) Real Alloy Holding, Inc. (Delaware) Real Industry, Inc. (Delaware) SGGH, LLC (Delaware) NABCO, LLC -Sold January 2015 Cosmedicine, LLC (Delaware) Holding company structure Key Executives Kyle Ross, Interim CEO, President John Miller, EVP Operations Michael Hobey, CFO Kelly Howard, GC 6 member Board Corporate staff of 8 employees (Accounting, Tax, Legal and M&A) ~$916M Federal NOLs (as of 12/31/16) Issuer of $25M Preferred Stock (face) Real Industry’s Direct Subsidiaries Acquisition closed February 2015 Issuer of 10% $305M Senior Secured Notes due 2019 (B3/B) Holdco of Real Alloy businesses

Building value Create a consistently profitable enterprise by allocating capital to improve the value of existing businesses and execute accretive acquisitions with a disciplined approach to value and structure Drive stockholder value by focusing on per share earnings growth over time Use our tax assets to increase free cash flow Parent Objectives Acquisition Criteria Post-Closing Priorities Other target characteristics: Proven management Edge/sustainable competitive advantage Industry leader High EBITDA to EBIT conversion Focus on transition into RELY De-leverage Continuous improvement initiatives and operational excellence Businesses that align with our unique attributes: Real Alloy operation and team Tax assets Public holding company structure

OVERVIEW Global leader in third-party aluminum recycling Converts aluminum scrap and dross into reusable aluminum and specification alloys Customers are automotive OEMs and suppliers, rolling mills, and extruders 30+ year operating history 300+ customers worldwide Implemented and utilizing Hoshin Kanri/Lean Six Sigma initiative Purchased in February 2015 at 6.25x multiple of LTM Adjusted EBITDA Completed TSA / Separation from Aleris Stand Alone operations – April 2016 Volume(1) Invoiced by End Use Volume(1) by Region Note: All tonnage information is presented in metric tonnes. (1) Based on fiscal year 2016 volume.

Experienced Management Team Exceptional management team with combined 180+ years of industry experience # = Years of aluminum industry experience # = Company tenure Gaylord Seemann Vice President, Information Technology Randy Collins Vice President, Commercial, North America Director, Treasury and FP&A North America Director, Operations & Manufacturing, North America Russell Barr Executive Vice President & General Manager, Europe Cathryn Griffin Vice President, Legal Director, Operations & Technology, Europe Director, Human Resources, Europe Director, Finance, Europe 33 11 11 4 10 8 Director, Commercial Europe 2 22 1 25 28 33 28 7 11 4 4 8 2 22 1 25 Director, Global Business Transformation Leader Director, Human Resources, North America Director, Accounting and Financial Reporting, North America Terry Hogan President Director, Operations & Manufacturing, North America 16 4 1 4 6 1 10 6

Global geographic footprint Coldwater Post Falls Goodyear Sapulpa Loudon Morgantown Friendly Chicago Heights Rock Creek Macedonia Elyria Wabash Mississauga Steele Monclova Saginaw Swansea Toeging Grevenbroich Deizisau (Stuttgart) Eidsväg Raudsand 27 facilities Worldwide 21 in North America and 6 in Europe (2) (2) Mount Pleasnt Houston Lebanon

Furnace Ready Twitch Requires Pre-Processing Turnings Old cast Old sheet Process Flow Overview Melting Melting, casting and delivery of aluminum products Pre-Processing Shredding, drying and milling of aluminum scrap and by-products Molten Sows Ingots Others Deox Fabricated products Magnesium recycling Raw Scrap Materials Process Products Real Alloy’s pre-processing equipment provides access to broader scrap types

How real alloy serves its Customers Integrated with Customers Through Closed-Loop Operations Illustrative Operations Flow – Aluminum Fabrication Chain Competitive Advantage Value Proposition for Customers Impact to Real Alloy Close proximity to customers Integrated into supply chain Multiple facilities to support customers Operational expertise and scale bring higher efficiency and quality Maximize use of customers’ metal units to minimize their metal risk Average customer relationship spans more than 10 years ~95% renewal rate with top customers Pre-Processing Melting Casting Ingots Scrap Rolling / Extrusion Scrap End-Product Fabrication Scrap Integrated Recycling Value Chain Casting End-Customers

Key competitive advantage 12 facilities able to deliver “just in time” molten metal for direct use in customers’ operations ~37% of 2016 volume delivered in molten form Provides significant savings and productivity to customers Increases throughput Eliminates re-melting costs Competitive advantages: Strong technical capabilities required Geographic range limitation (i.e. 250 mile delivery radius) Law prohibits molten delivery across the Alps Delivery of molten metal results in benefits for both Real Alloy and its customers

Low commodity risk Business Model Tolling Processes metal owned by customers –No ownership of inventory insulates from metal price risk and reduced working capital needs Charges a tolling or processing fee on a per pound or tonne volume basis Pass-through arrangements on energy and other costs Buy / Sell Purchases aluminum scrap in the open market and sells the converted metal Profitability driven by the metal spread Hedges a portion of its buy/sell volume in Europe Rapid inventory turns (~12x/year) ensures minimal commodity price exposure Real Alloy operates using two types of customer arrangements: Tolling (~51%) and Buy/Sell (~49%), for the year ended December 31, 2016

Risk Management General Corporate philosophy of taking as much risk off table as possible Approximately 2/3 of annual Real Alloy volume is protected from metal price fluctuations Multiple hedge counterparties are in place and additional relationships are being negotiated Metal No hedging is needed for tolling business Approximately 70% of European buy/sell contracts are hedged North American metal risk managed physically Natural Gas Prices locked with physical contracts in Europe and with financial hedges in North America through the end of 2017 for a significant portion of overall exposure Have begun locking physically and/or financially hedging a portion of 2018 exposure Percentage of volumes tolled and hedged

Market dynamics Economic Variable Impact on Real Alloy LME price of aluminum and “Midwest Premium” Limited; a rising metal environment is directionally better for the business and vice versa, all else being equal Prices products based on published market prices (Platts, Metal Bulletin); generally not off the LME Scrap for the buy/sell business is purchased locally and pricing is based on supply/demand Primary aluminum production by China Limited; more a factor in LME price dynamic (see box above) Demand for scrap imports by China Impacts pricing but not always spreads, which are more meaningful Decreasing since 2013 due to government regulation, a slowing economy in China, and internal scrap generation Natural gas volatility Changes tend to impact Platts and Metal Bulletin pricing Aim to hedge a portion in the future markets Foreign currency Mostly translation risk as Real Alloy Europe purchases and sells in local currency

Aluminum market update P1020 LME price plus the Midwest Premium (MWP). MWP is the cost of freight and handling to ship aluminum from LME warehouses to the Midwest USA. LME London Metal Exchange MW380 Platts Metal Week 380, common aluminum alloy used in casting automotive parts in the U.S. MB226 Metal Bulletin 226, common aluminum alloy used in casting automotive parts in Europe Source: Platts, London Metal Exchange, Metal Bulletin Increase / (Decrease) 3Q vs 4Q Average 6.6% (1.0%) (5.7%) 5.4%

Scrap market update *Average of Platts Twitch, Cast and Turnings Prices

Gross profit calculated by taking the Platts A380 price less the specified Scrap costs on a recovered and alloyed basis less a conversion fee. Profitability by scrap type Management focused on optimizing blends

Source: CRU - Nov 2016 Demand outlookSegmentOutlook% ofBusinessEstimated GrowthCAGR ‘17-’20Underlying DriversAutomotive44304510364559%8 - 9%New CAFE standards average 54 mpg target by 2025Light-weighting will increase AL content, engine downsizing offset by additional structural partsCO2 reduction targets in EuropeCans 3453229943719% 0.5% +/-Overall demand expected to be flat Market shifting toward health drinks/water, which are sold in plastic containersSteel3298681128176%0% +/-Flat to down impacted by ChinaBuilding and Construction443157192131%2 - 3%Housing and infrastructure drivenGlobal AL Castings (Spec) Market45085027672-3 - 4%Growth primarily driven by automotivePrimary Foundry Alloys are a growing segment

Real alloy(1) FINANCIAL SUMMARY Segment Revenue (3) ($ millions) Volume Invoiced (metric tonnes in thousands) Note: Numbers may not add due to rounding. (1) Financial data prior to February 27, 2015 is of the Global Recycling and Specification Alloys business of Aleris. (2) Financial data prior to February 27, 2015 is before any estimated standalone impact. (3) Differences between segment totals and consolidated totals are included in Corporate and Other.

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Beck Aluminum ~ Opportunistic Acquisition $24M Transaction Acquired two new facilities (Mount Pleasant, WI and Houston, TX) that began operation in 2015 and are operating at high capacity utilization and one currently idled (Lebanon, PA). Expands its product offering further into high-purity foundry alloys, and, through its strategic partnership with Beck Trading, it will be able to provide its customers with access to prime aluminum and other prime based alloys. Acquisition to be accretive to earnings in 2017 and meet its 20% IRR return target. Capital expenditures associated with the acquired plants are expected to be low for the next several years given their relatively new construction. No dilution to Real Industry stockholders.

Evolution and transformation 1973: Changed name to Fremont General Corp. Strategic Transition 1963: Founded as an insurance company June 2008: Voluntarily filed for Chapter 11 bankruptcy June 2010: Reorganized as Signature Group Holdings; NOLs remain intact July 2011: Acquired NABCO for $36.9M Sept. 2012: Zell Credit Opportunity Fund >5% Stake Oct. 2014: Entered into definitive purchase agreement to acquire Real Alloy from Aleris for $525M Dec. 2014: Completed $28M Primary Equity offering Jan. 2015: Closed sale of NABCO for gross proceeds of $78M Jan. 2015: Closed $305M Senior Secured Notes offering pending Real Alloy acquisition 2010 Feb. 2015: Completed stapled Rights Offering for gross proceeds of $55M Feb. 2015: Closed acquisition of Real Alloy June 2015: Changed corporate name to ‘Real Industry’; 2 members added to Board July 2015: Raised $8.2M in at-the-market offering to support next bid June 2015: Enter Russell 2000 Index® Apr. 2015: Uplisted to NASDAQ | 1963 | 2015 Sept. 2013-Jan 2014: Prepare for growth - $300M shelf registration; reverse split; corporate reincorporation Oct. 2015: $700M shelf registration filed Aug. 2016: New Leadership Team Kyle Ross – Interim CEO Michael Hobey - CFO

December 31, (In millions) 2016 2015 ASSETS Current assets: Cash and cash equivalents $ 27.2 $ 35.7 Trade accounts receivable, net 88.4 77.2 Financing receivable 28.4 32.7 Inventories 118.2 101.2 Prepaid expenses, supplies and other current assets 24.6 24.7 Current assets of discontinued operations — 0.3 Total current assets 286.8 271.8 Property, plant and equipment, net 289.2 301.5 Equity method investment 5.0 — Identifiable intangible assets, net 12.5 15.1 Goodwill 42.2 104.3 Other noncurrent assets 9.8 8.2 TOTAL ASSETS $ 645.5 $ 700.9 LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY Current liabilities: Trade payables 115.8 100.9 Accrued liabilities 46.4 51.8 Long-term debt due within one year 2.3 2.3 Current liabilities of discontinued operations — 0.1 Total current liabilities 164.5 155.1 Accrued pension benefits 42.0 38.0 Environmental liabilities 11.6 11.7 Long-term debt, net 354.2 312.1 Common stock warrant liability 4.4 6.9 Deferred income taxes 2.5 6.7 Other noncurrent liabilities 6.9 5.4 Noncurrent liabilities of discontinued operations — 0.7 TOTAL LIABILITIES 586.1 536.6 Redeemable Preferred Stock 24.9 21.9 Stockholders’ equity: Preferred stock — — Additional paid-in capital 546.7 546.0 Accumulated deficit (506.2) (403.3) Treasury stock — (0.1) Accumulated other comprehensive loss (7.1) (1.0) Total stockholders’ equity—Real Industry, Inc. 33.4 141.6 Noncontrolling interest 1.1 0.8 TOTAL STOCKHOLDERS’ EQUITY 34.5 142.4 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY $ 645.5 $ 700.9 2016 Financial statements Consolidated Balance Sheets (Audited)

2016 Financial statements cont’d Consolidated Statements of Operations Note: Results include only 10 months of Real Alloy performance for the year ended December 31, 2015. See Form 10-K filing for additional information.   Three Months Ended December 31, Year Ended December 31, (In millions, except per share amounts) 2016 (Unaudited) 2015 (Unaudited) 2016 (Audited) 2015 (Audited) Revenues $ 304.5 $ 300.5 $ 1,249.7 $ 1,145.6 Cost of sales 293.3 277.1 1,183.0 1,070.7 Gross profit 11.2 23.4 66.7 74.9 Selling, general and administrative expenses 14.9 16.2 61.0 56.0 Losses (gains) on derivative financial instruments, net (0.3) 1.2 0.2 4.2 Amortization of identifiable intangible assets 0.6 1.4 2.4 2.0 Goodwill impairment 61.8 — 61.8 — Other operating expense, net 1.4 1.8 6.0 2.5 Operating profit (loss) (67.2) 2.8 (64.7) 10.2 Nonoperating expense (income): Interest expense (income), net 9.8 8.3 37.3 34.9 Change in fair value of common stock warrant liability 0.2 (0.7) (2.4) 1.5 Acquisition-related costs and expenses 1.0 — 1.0 14.8 Loss from equity method investment 1.1 — 1.1 — Foreign exchange losses on intercompany loans 3.4 1.3 2.4 1.3 Other, net (0.6) (1.2) (0.3) (1.5) Total nonoperating expense, net 14.9 7.7 39.1 51.0 Loss from continuing operations before income taxes (82.1) (4.9) (103.8) (40.8) Income tax benefit (1.0) (2.4) (0.6) (9.1) Loss from continuing operations (81.1) (2.5) (103.2) (31.7) Earnings (loss) from discontinued operations, net of income taxes 0.5 (1.6) 0.6 24.9 Net loss (80.6) (4.1) (102.6) (6.8) Earnings (loss) from continuing operations attributable to noncontrolling interest (0.2) (0.2) 0.3 0.1 Net loss attributable to Real Industry, Inc. $ (80.4) $ (3.9) $ (102.9) $ (6.9) LOSS PER SHARE Net loss attributable to Real Industry, Inc. $ (80.4) $ (3.9) $ (102.9) $ (6.9) Dividends on Redeemable Preferred Stock, in-kind (0.6) (0.5) (2.0) (1.5) Accretion of fair value adjustment to Redeemable Preferred Stock (0.2) (0.2) (1.0) (0.8) Net loss available to common stockholders $ (81.2) $ (4.6) $ (105.9) $ (9.2) Basic and diluted loss per share: Continuing operations $ (2.84) $ (0.16) $ (3.68) $ (0.35) Discontinued operations — — — — Basic and diluted loss per share $ (2.84) $ (0.16) $ (3.68) $ (0.35)

Segment adjusted ebitda reconciliation to real industry net LOSS Note: Results include only10 months of Real Alloy performance for the year ended December 31, 2015. See Form 10-K filing for additional information. Three Months Ended December 31, Year Ended December 31, (In millions) 2016 (Unaudited) 2015 (Unaudited) 2016 (Audited) 2015 (Audited) Segment Adjusted EBITDA $ 11.8 $ 17.1 $ 67.9 $ 70.3 Unrealized gains (losses) on derivative financial instruments 0.1 — 1.0 (0.8) Segment depreciation and amortization (11.9) (8.3) (48.5) (32.5) Amortization of inventories and supplies purchase accounting adjustments (0.2) (0.7) (1.1) (9.2) Corporate and Other selling, general and administrative expenses (3.1) (3.4) (15.5) (13.9) Goodwill impairment (61.8) — (61.8) — Other, net (2.1) (1.5) (6.7) (3.7) Operating profit (loss) (67.2) 3.2 (64.7) 10.2 Interest expense, net (9.8) (8.3) (37.3) (34.9) Change in fair value of common stock warrant liability (0.2) 0.7 2.4 (1.5) Acquisition-related costs and expenses (1.0) — (1.0) (14.8) Foreign exchange losses on intercompany loans (3.4) (1.3) (2.4) (1.3) Loss from equity method investment (1.1) — (1.1) — Other nonoperating income, net 0.6 0.8 0.3 1.5 Income tax benefit 1.0 2.4 0.6 9.1 Earnings (loss) from discontinued operations, net of income taxes 0.5 (1.6) 0.6 24.9 Net loss $ (80.6) $ (4.1) $ (102.6) $ (6.8)

Real alloy(1) SEGMENT ADJUSTED EBITDA RECONCILIATION (1) Historical financial data is of the Global Recycling and Specification Alloys business of Aleris. Adjusted EBITDA does not include any estimated standalone impact. Note: For relevant footnotes, see standalone audited financial statements for December 31, 2015 filed with the SEC on Form 8-K dated August 9, 2016, for fiscal years ended December 31, 2014, 2013 and 2012 filed with the SEC on Form 8-K dated June 29, 2015, and Prospectus Supplement No. 1 dated January 29, 2015 for fiscal year ended December 31, 2011. ($ millions) 2011 2012 2013 2014 2015             Net income (loss) $68.7 $26.4 $19.0 $29.3 ($27.2) Interest expense 0.0 0.0 0.0 0.0 35.0 Provision for income taxes 14.6 11.9 4.3 1.1 5.5 Depreciation and amortization 11 15.8 21.6 25.6 40.1 EBITDA $94.3 $54.1 $44.9 $56.0 $53.4 Goodwill impairment -- -- -- -- -- Acquisition related costs and expenses 0.0 0.0 0.0 0.0 8.9 Amortization of purchase accounting adjustments 0.0 0.0 0.0 0.0 9.2 Foreign currency losses on intercompany loans 0.0 0.0 0.0 0.0 1.6 Restructuring charges 0.2 2.4 3.3 2.6 0.3 Unrealized losses (gains) on derivatives 3.2 (1.5) (0.8) 2.6 (0.6) Net income attributable to non-controlling interest 1.0 1.3 1.0 0.9 0.3 Loss on disposal of assets 0.1 0.8 1.3 2.2 2.2 Stock-based compensation expense related to Real Alloy employees and non-Real Alloy employees 3.0 4.2 4.8 3.9 0.5 SG&A allocated from Aleris not directly associated 13.6 12.0 12.6 12.8 1.3 with the business Excluded entities/facilities (6.7) (3.6) (3.3) 0.0 0.0 Medical expense adjustment 0.0 0.0 4.3 3.1 0.0 Extreme winter weather 0.0 0.0 0.0 2.1 0.0 Other (3.3) (0.8) 1.4 1.4 4.7 Segment Adjusted EBITDA $105.4 $68.9 $69.5 $87.6 $81.8